--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND OF MERCURY V.I. FUNDS, INC.

SEMI-ANNUAL REPORT
JUNE 30, 2002

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Semi-Annual Report
June 30, 2002
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

Effective May 1, 2002, the Fund changed its name to Merrill Lynch Large Cap Growth V.I. Fund. For the six-month period ended June 30, 2002, the Fund's Class A Shares had a total return of -12.53%. On a relative basis, the Fund greatly outperformed its unmanaged benchmark, the Russell 1000 Growth Index, which returned -20.78% for the same period.

At the sector level, the Fund received the largest positive contributions to performance from stock selection in the consumer discretionary, health care, industrial and technology sectors. On the negative side, the largest detractor to performance was our underweight of and security selection in financials.

At the individual-stock level, the most significant contributors to investment performance were Williams-Sonoma, Inc., Oxford Health Plans, Inc., Wellpoint Health Networks Inc., Trigon Healthcare Inc., United Health Group Incorporated, Apollo Group, Inc. and Harrah's Entertainment, Inc. In addition, performance also benefited from our decision to underweight AOL Time Warner Inc., International Business Machines Corporation and Intel Corporation.

INVESTMENT ENVIRONMENT

We see the current environment as reasonably positive for U.S. stocks. Corporate profits are improving, though not at the unsustainable levels attained in the late 1990s. In fact, more stocks have been rising than falling recently, though the poor performance of securities with huge market capitalizations has generated declines in broad market indexes. The overall market's failure to rally largely reflects high valuation levels, although confidence has also been damaged by disclosures of corporate accounting irregularities. We continue to believe that the U.S. economic recovery will be sustained, leading to further gains in corporate profits and increasing investor confidence. However, we think that high valuations will constrain the pace of the recovery.

PORTFOLIO MATTERS

The Fund invests in a diversified portfolio of stocks of large cap companies found in the Russell 1000 Growth Index. Through our investment process, we attempt to add value through both security selection and portfolio construction. The Fund's security selection approach considers both quantitative criteria -- including measures of earnings momentum, earnings surprise and valuation -- and certain fundamental characteristics. Our portfolio construction process involves risk-management strategies to strike an appropriate balance between investment styles, market capitalization, sectors and individual security selection.

During the period, we took advantage of low valuations to buy cyclical stocks in anticipation of an economic recovery. In particular, we increased the Fund's weightings in the technology, industrials and consumer discretionary sectors and reduced our weightings in the financial and health care sectors. The Fund's largest stock purchases included Dell Computer Corporation, Guidant Corporation, Pitney Bowes Inc. and Target Corporation, while its largest sales included Electronic Data Systems, Freddie Mac, Trigon Healthcare Inc. and USA Education Inc. Our focus remained on reasonably valued sectors and stocks that we believed would deliver near-term earnings. Accordingly, we overweighted the consumer discretionary and industrials sectors while underweighting health care, telecommunication services and financials. Because we anticipate that mid and large cap stocks may outperform mega cap stocks, we have positioned the Fund toward the lower end of its permissible market-capitalization range.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Semi-Annual Report
June 30, 2002
--------------------------------------------------------------------------------

IN CONCLUSION

We appreciate your investment in Merrill Lynch Large Cap Growth V.I. Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,

[/s/ Terry K. Glenn]                                      [/s/ Robert C. Doll, Jr.]
  Terry K. Glenn                                          Robert C. Doll, Jr.
  Director and President                                  Senior Vice President and Portfolio Manager

August 5, 2002

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Performance Information as of June 30, 2002
--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURN*

----------------------------------------------------------------------
CLASS A SHARES                                                % RETURN
----------------------------------------------------------------------
One Year Ended 6/30/02                                        -17.64%
----------------------------------------------------------------------
Inception (4/30/99) to 6/30/02                                - 6.57%
----------------------------------------------------------------------

--------------------------------------------------------------------------------
                          RECENT PERFORMANCE RESULTS*

-------------------------------------------------------------------------------------------------------------
                                                                6-MONTH         12-MONTH      SINCE INCEPTION
                    AS OF JUNE 30, 2002                       TOTAL RETURN    TOTAL RETURN     TOTAL RETURN
-------------------------------------------------------------------------------------------------------------
Class A Shares                                                  -12.53%         -17.64%           -19.37%
-------------------------------------------------------------------------------------------------------------

* Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns. The Fund commenced operations on April 30, 1999.

  Past results shown should not be considered a representation of future performance.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Schedule of Investments as of June 30, 2002
--------------------------------------------------------------------------------

                             SHARES                                                                             PERCENT OF
INDUSTRY                      HELD                         COMMON STOCKS                            VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE           8,200    United Technologies Corporation                           $   556,780        1.2%
--------------------------------------------------------------------------------------------------------------------------
BANKS                        10,800    Commerce Bancorp, Inc.                                        477,360        1.0
--------------------------------------------------------------------------------------------------------------------------
BEVERAGES                     2,100    The Coca-Cola Company                                         117,600        0.3
                             20,100    Coca-Cola Enterprises Inc.                                    443,808        1.0
                             17,300    +Constellation Brands, Inc. (Class A)                         553,600        1.2
                              4,600    The Pepsi Bottling Group, Inc.                                141,680        0.3
                                                                                                 -----------      -----
                                                                                                   1,256,688        2.8
--------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY                 5,800    +Wellpoint Health Networks Inc.                               451,298        1.0
--------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES          13,900    +Apollo Group, Inc. (Class A)                                 547,938        1.2
& SUPPLIES                   16,100    +The BISYS Group, Inc.                                        536,130        1.2
                             33,300    +Cendant Corporation                                          528,804        1.1
                             30,500    +CheckFree Corp.                                              476,410        1.0
                             21,100    +Concord EFS, Inc.                                            635,743        1.4
                             20,100    First Data Corporation                                        747,720        1.6
                             12,400    +Fiserv, Inc.                                                 455,080        1.0
                             11,600    H & R Block, Inc.                                             535,340        1.2
                             12,300    Pitney Bowes Inc.                                             488,556        1.1
                             17,500    Viad Corp.                                                    455,000        1.0
                                                                                                 -----------      -----
                                                                                                   5,406,721       11.8
--------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS               26,100    +Advanced Fibre Communications, Inc.                          431,433        0.9
EQUIPMENT                    13,600    +Cisco Systems, Inc.                                          189,584        0.4
                             12,900    Harris Corporation                                            467,496        1.0
                              9,500    +L-3 Communications Holdings, Inc.                            513,000        1.1
                             24,600    +Polycom, Inc.                                                294,462        0.7
                                                                                                 -----------      -----
                                                                                                   1,895,975        4.1
--------------------------------------------------------------------------------------------------------------------------
COMPUTERS &                  44,200    +Dell Computer Corporation                                  1,157,598        2.5
PERIPHERALS                  27,500    +Storage Technology Corporation                               439,175        1.0
                                                                                                 -----------      -----
                                                                                                   1,596,773        3.5
--------------------------------------------------------------------------------------------------------------------------
DISTRIBUTORS                 12,300    +Ingram Micro Inc. (Class A)                                  169,125        0.4
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS        5,700    Allied Capital Corporation                                    129,105        0.3
                             10,400    Capital One Financial Corporation                             634,920        1.4
                             57,900    +E* TRADE Group, Inc.                                         316,134        0.7
                                                                                                 -----------      -----
                                                                                                   1,080,159        2.4
--------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED                   6,600    +Quest Diagnostics Incorporated                               567,930        1.2
TELECOMMUNICATION
SERVICES
--------------------------------------------------------------------------------------------------------------------------
ELECTRONIC                   11,100    +Tech Data Corporation                                        420,024        0.9
EQUIPMENT &
INSTRUMENTS
--------------------------------------------------------------------------------------------------------------------------
FOOD & DRUG                  10,900    +Whole Foods Market, Inc.                                     525,489        1.1
RETAILING                     5,300    Winn-Dixie Stores, Inc.                                        82,627        0.2
                                                                                                 -----------      -----
                                                                                                     608,116        1.3
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                   5,850    DENTSPLY International Inc.                                   215,865        0.5
EQUIPMENT &                  16,000    +Guidant Corporation                                          483,680        1.1
SUPPLIES                     10,400    +Henry Schein, Inc.                                           462,696        1.0
                              1,700    +Varian Medical Systems, Inc.                                  68,935        0.1
                                                                                                 -----------      -----
                                                                                                   1,231,176        2.7
--------------------------------------------------------------------------------------------------------------------------
HEALTH CARE                  29,200    +Caremark Rx, Inc.                                            481,800        1.1
PROVIDERS & SERVICES         21,700    +DaVita, Inc.                                                 516,460        1.1
                              9,300    +Express Scripts, Inc. (Class A)                              466,023        1.0
                              7,500    Omnicare, Inc.                                                196,950        0.4
                             10,500    +Oxford Health Plans, Inc.                                    487,830        1.1
                              9,700    +Patterson Dental Company                                     488,201        1.1
                              6,900    +Tenet Healthcare Corporation                                 493,695        1.1
                              7,700    UnitedHealth Group Incorporated                               704,935        1.5
                             60,300    +WebMD Corporation                                            338,886        0.7
                                                                                                 -----------      -----
                                                                                                   4,174,780        9.1
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Schedule of Investments as of June 30, 2002 (Continued)
--------------------------------------------------------------------------------

                             SHARES                                                                             PERCENT OF
INDUSTRY                      HELD                         COMMON STOCKS                            VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS          18,600    Darden Restaurants, Inc.                                  $   459,420        1.0%
& LEISURE                    10,900    +Harrah's Entertainment, Inc.                                 483,415        1.0
                              8,000    International Speedway Corp. (Class A)                        320,720        0.7
                             13,300    +MGM Mirage Inc.                                              448,875        1.0
                                                                                                 -----------      -----
                                                                                                   1,712,430        3.7
--------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES           11,500    Maytag Corporation                                            490,475        1.1
                              8,000    +Mohawk Industries, Inc.                                      492,240        1.1
                                                                                                 -----------      -----
                                                                                                     982,715        2.2
--------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS            7,700    The Procter & Gamble Company                                  687,610        1.5
--------------------------------------------------------------------------------------------------------------------------
IT CONSULTING &              18,200    +Sungard Data Systems Inc.                                    481,936        1.1
SERVICES                     41,900    +Unisys Corporation                                           377,100        0.8
                                                                                                 -----------      -----
                                                                                                     859,036        1.9
--------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                   77,800    General Electric Company                                    2,260,090        4.9
CONGLOMERATES
--------------------------------------------------------------------------------------------------------------------------
INSURANCE                     3,800    American International Group, Inc.                            259,274        0.6
--------------------------------------------------------------------------------------------------------------------------
INTERNET SOFTWARE &          32,300    +Yahoo! Inc.                                                  476,425        1.0
SERVICES
--------------------------------------------------------------------------------------------------------------------------
MULTILINE RETAIL              6,300    +Kohl's Corporation                                           441,504        0.9
                             16,500    Target Corporation                                            628,650        1.4
                             14,200    Wal-Mart Stores, Inc.                                         781,142        1.7
                                                                                                 -----------      -----
                                                                                                   1,851,296        4.0
--------------------------------------------------------------------------------------------------------------------------
OIL & GAS                    23,300    Ocean Energy Inc.                                             504,911        1.1
--------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS               9,400    Johnson & Johnson                                             491,244        1.1
                              8,600    +Medicis Pharmaceutical (Class A)                             367,736        0.8
                             42,000    Pfizer Inc.                                                 1,470,000        3.2
                                                                                                 -----------      -----
                                                                                                   2,328,980        5.1
--------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTOR                24,700    Intel Corporation                                             451,269        1.0
EQUIPMENT &                  19,600    +Microchip Technology                                         537,432        1.2
PRODUCTS                      9,100    +Novellus Systems, Inc.                                       309,309        0.7
                             10,500    +QLogic Corporation                                           399,945        0.8
                                                                                                 -----------      -----
                                                                                                   1,697,955        3.7
--------------------------------------------------------------------------------------------------------------------------
SOFTWARE                     28,600    Autodesk, Inc.                                                378,950        0.8
                             12,200    +Intuit Inc.                                                  606,462        1.3
                             30,900    +Microsoft Corporation                                      1,690,230        3.7
                             16,000    +NVIDIA Corporation                                           274,880        0.6
                             24,700    +Network Associates, Inc.                                     475,969        1.1
                             30,500    +Sybase, Inc.                                                 321,775        0.7
                             16,900    +Symantec Corporation                                         555,165        1.2
                                                                                                 -----------      -----
                                                                                                   4,303,431        9.4
--------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL             26,700    +AutoNation, Inc.                                             387,150        0.8
                              6,400    +AutoZone, Inc.                                               494,720        1.1
                             16,000    +Bed Bath & Beyond Inc.                                       603,840        1.3
                             13,000    +Best Buy Co., Inc.                                           471,900        1.0
                             17,100    Blockbuster Inc. (Class A)                                    459,990        1.0
                              9,700    +CDW Computer Centers, Inc.                                   453,960        1.0
                             31,000    +Foot Locker, Inc.                                            447,950        1.0
                              3,900    The Home Depot, Inc.                                          143,247        0.3
                             23,900    The Limited, Inc.                                             509,070        1.1
                             18,600    Lowe's Companies, Inc.                                        844,440        1.9
                             12,800    RadioShack Corporation                                        384,768        0.9
                             16,200    +Staples, Inc.                                                319,140        0.7
                             31,000    The TJX Companies, Inc.                                       607,910        1.3
                             16,400    +Williams-Sonoma, Inc.                                        502,824        1.1
                                                                                                 -----------      -----
                                                                                                   6,630,909       14.5
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Schedule of Investments as of June 30, 2002 (Concluded)
--------------------------------------------------------------------------------

                             SHARES                                                                             PERCENT OF
INDUSTRY                      HELD                         COMMON STOCKS                            VALUE       NET ASSETS
--------------------------------------------------------------------------------------------------------------------------
TEXTILES, APPAREL &           8,700    Nike, Inc. (Class B)                                      $   466,755        1.0%
LUXURY GOODS
--------------------------------------------------------------------------------------------------------------------------
TOBACCO                      19,000    Philip Morris Companies Inc.                                  829,920        1.8
                             13,700    UST Inc.                                                      465,800        1.0
                                                                                                 -----------      -----
                                                                                                   1,295,720        2.8
--------------------------------------------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS (COST -- $48,493,664)...............     46,210,442      100.8
                                       LIABILITIES IN EXCESS OF OTHER ASSETS.................       (375,901)      (0.8)
                                                                                                 -----------      -----
                                       NET ASSETS............................................    $45,834,541      100.0%
                                                                                                 ===========      =====
--------------------------------------------------------------------------------------------------------------------------

+ Non-income producing security.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Statement of Assets and Liabilities as of June 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $48,493,664)......                    $ 46,210,442
Receivables:
  Dividends.................................................    $     32,091
  Capital shares sold.......................................          21,444          53,535
                                                                ------------
Prepaid expenses............................................                          48,305
                                                                                ------------
  Total assets..............................................                      46,312,282
                                                                                ------------
LIABILITIES:
Payables:
  Custodian bank............................................         215,463
  Capital shares redeemed...................................         162,474
  Investment adviser........................................          23,679         401,616
                                                                ------------
Accrued expenses............................................                          76,125
                                                                                ------------
  Total liabilities.........................................                         477,741
                                                                                ------------
NET ASSETS:
Net assets..................................................                    $ 45,834,541
                                                                                ============
NET ASSETS CONSIST OF:
Class A Shares of Common Stock, $.0001 par value,
  200,000,000 shares authorized+............................                    $        581
Paid-in capital in excess of par............................                      62,903,682
Accumulated investment loss -- net..........................    $   (137,431)
Accumulated realized capital losses on investments -- net...     (14,649,069)
Unrealized depreciation on investments -- net...............      (2,283,222)
                                                                ------------
Total accumulated losses -- net.............................                     (17,069,722)
                                                                                ------------
NET ASSETS..................................................                    $ 45,834,541
                                                                                ============
NET ASSET VALUE:
Class A -- Based on net assets of $45,834,541 and 5,808,392
  shares outstanding........................................                    $       7.89
                                                                                ============

+ The Fund is also authorized to issue 200,000,000 Class B Shares.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Statement of Operations for the Six Months Ended June 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividends...................................................                $   132,055
Interest....................................................                      2,484
                                                                            -----------
Total income................................................                    134,539
                                                                            -----------
EXPENSES:
Investment advisory fees....................................    $155,626
Professional fees...........................................      41,009
Printing and shareholder reports............................      22,683
Accounting services.........................................      18,545
Custodian fees..............................................      14,339
Directors' fees and expenses................................      12,471
Transfer agent fees.........................................       2,495
Registration fees...........................................         827
Pricing fees................................................         390
Other.......................................................       3,585
                                                                --------
Total expenses..............................................                    271,970
                                                                            -----------
Investment loss -- net......................................                   (137,431)
                                                                            -----------
REALIZED & UNREALIZED LOSS ON INVESTMENTS -- NET:
Realized loss from investments -- net.......................                   (207,817)
Change in unrealized appreciation/depreciation on
  investments -- net........................................                 (6,218,133)
                                                                            -----------
Total realized and unrealized loss on investments -- net....                 (6,425,950)
                                                                            -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........                $(6,563,381)
                                                                            ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Statements of Changes in Net Assets as of June 30, 2002
--------------------------------------------------------------------------------

                                                                 FOR THE SIX          FOR THE
                                                                MONTHS ENDED        YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS:                              JUNE 30, 2002    DECEMBER 31, 2001
--------------------------------------------------------------------------------------------------
OPERATIONS:
Investment loss -- net......................................     $  (137,431)      $   (138,960)
Realized loss on investments -- net.........................        (207,817)       (13,241,519)
Change in unrealized appreciation/depreciation on
  investments -- net........................................      (6,218,133)         8,382,143
                                                                 -----------       ------------
Net decrease in net assets resulting from operations........      (6,563,381)        (4,998,336)
                                                                 -----------       ------------
DIVIDENDS TO SHAREHOLDERS:
Investment income -- net:
  Class A...................................................              --            (12,146)
                                                                 -----------       ------------
Net decrease in net assets resulting from dividends to
  shareholders..............................................              --            (12,146)
                                                                 -----------       ------------
CAPITAL SHARE TRANSACTIONS:
Increase in net assets derived from net capital share
  transactions..............................................       4,530,396          1,573,335
                                                                 -----------       ------------
NET ASSETS:
Total decrease in net assets................................      (2,032,985)        (3,437,147)
Beginning of period.........................................      47,867,526         51,304,673
                                                                 -----------       ------------
End of period*..............................................     $45,834,541       $ 47,867,526
                                                                 ===========       ============
* Accumulated investment loss -- net........................     $  (137,431)                --
                                                                 ===========       ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Financial Highlights
--------------------------------------------------------------------------------

THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION                               CLASS A
PROVIDED IN THE FINANCIAL STATEMENTS.                       -----------------------------------------------------------
                                                                                 FOR THE YEAR
                                                             FOR THE SIX      ENDED DECEMBER 31,       FOR THE PERIOD
                                                            MONTHS ENDED     ---------------------    APRIL 30,1999+ TO
INCREASE (DECREASE) IN NET ASSET VALUE:                     JUNE 30, 2002     2001          2000      DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period....................       $  9.02       $  9.95       $ 12.03         $ 10.00
                                                               -------       -------       -------         -------
Investment loss -- net..................................          (.02)++++     (.03)++++       --++            --++
Realized and unrealized gain (loss) on
  investments -- net....................................         (1.11)         (.90)        (1.93)           2.10
                                                               -------       -------       -------         -------
Total from investment operations........................         (1.13)         (.93)        (1.93)           2.10
                                                               -------       -------       -------         -------
Less dividends and distributions:
  Investment income -- net..............................            --            --++          --              --
  In excess of investment income -- net.................            --            --            --++          (.04)
  In excess of realized gain on investments -- net......            --            --          (.15)           (.03)
                                                               -------       -------       -------         -------
Total dividends and distributions.......................            --            --++        (.15)           (.07)
                                                               -------       -------       -------         -------
Net asset value, end of period..........................       $  7.89       $  9.02       $  9.95         $ 12.03
                                                               =======       =======       =======         =======
TOTAL INVESTMENT RETURN:**
Based on net asset value per share......................       (12.53%)+++    (9.32%)      (15.95%)         20.94%+++
                                                               =======       =======       =======         =======
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement..........................         1.14%*        1.15%         1.21%           1.25%*
                                                               =======       =======       =======         =======
Expenses................................................         1.14%*        1.15%         1.34%           2.83%*
                                                               =======       =======       =======         =======
Investment loss -- net..................................         (.57%)*       (.29%)        (.02%)          (.07%)*
                                                               =======       =======       =======         =======
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)................       $45,835       $47,868       $51,305         $24,014
                                                               =======       =======       =======         =======
Portfolio turnover......................................        54.33%       172.49%        75.08%          37.25%
                                                               =======       =======       =======         =======

* Annualized.
** Total investment returns exclude insurance-related fees and expenses. If applicable, the Fund's Investment Adviser waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.
+ Commencement of operations.
++ Amount is less than $.01 per share.
+++ Aggregate total investment return.
++++ Based on average shares outstanding.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Notes to Financial Statements
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

Merrill Lynch Large Cap Growth V.I. Fund (the "Fund") (formerly Merrill Lynch Large Cap Growth Focus Fund) is a series of Mercury V.I. Funds, Inc. (the "Corporation"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers two classes of shares. Class A and Class B Shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

- Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options -- The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or Fund positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of net investment income and net realized capital gains are due primarily to wash sales and post-October losses.

(g) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co.").

FAM is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .65% of the average daily value of the Fund's net assets.

FAM has agreed to limit the annual operating expenses of the Fund to 1.25% and 1.40% of the Fund's average net assets with respect to the Class A Shares and Class B Shares, respectively.

For the six months ended June 30, 2002, the Fund reimbursed FAM $2,047 for certain accounting services.

Certain officers and/or directors of the Corporation are officers and/or directors of FAM, PSI, and/or ML & Co.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Notes to Financial Statements (Concluded)
--------------------------------------------------------------------------------

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2002 were $31,008,513 and $26,232,825, respectively.

Net realized losses for the six months ended June 30, 2002 and net unrealized losses as of June 30, 2002 were as follows:

                                                              REALIZED     UNREALIZED
                                                               LOSSES        LOSSES
--------------------------------------------------------------------------------------
Long-term investments.......................................  $(207,757)   $(2,283,222)
Short-term investments......................................        (60)            --
                                                              ---------    -----------
Total investments...........................................  $(207,817)   $(2,283,222)
                                                              =========    ===========

As of June 30, 2002, net unrealized depreciation for Federal income tax purposes aggregated $2,283,222, of which $3,726,692 related to appreciated securities and $6,009,914 related to depreciated securities. At June 30, 2002, the aggregate cost of investments for Federal income tax purposes was $48,493,664.

4. CAPITAL SHARE TRANSACTIONS:

Transactions in capital shares were as follows:

                                                                              DOLLAR
CLASS A SHARES FOR THE SIX MONTH ENDED JUNE 30, 2002            SHARES        AMOUNT
---------------------------------------------------------------------------------------
Shares sold.................................................   1,021,945    $ 9,019,868
Shares redeemed.............................................    (519,585)    (4,489,472)
                                                              ----------    -----------
Net increase................................................     502,360    $ 4,530,396
                                                              ==========    ===========

                                                                              DOLLAR
CLASS A SHARES FOR THE YEAR ENDED DECEMBER 31, 2001             SHARES        AMOUNT
---------------------------------------------------------------------------------------
Shares sold.................................................   1,248,220    $11,493,873
Shares issued to shareholders in reinvestment of
  dividends.................................................       1,326         12,147
                                                              ----------    -----------
Total issued................................................   1,249,546     11,506,020
Shares redeemed.............................................  (1,099,442)    (9,932,685)
                                                              ----------    -----------
Net increase................................................     150,104    $ 1,573,335
                                                              ==========    ===========

5. SHORT-TERM BORROWINGS:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended June 30, 2002.

6. CAPITAL LOSS CARRYFORWARD:

On December 31, 2001, the Fund had a net capital loss carryforward of $11,984,238, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------

MERRILL LYNCH LARGE CAP GROWTH V.I. FUND
Officers and Directors
--------------------------------------------------------------------------------

TERRY K. GLENN-Director and President
DAVID O. BEIM-Director
JAMES T. FLYNN-Director
W. CARL KESTER-Director
KAREN P. ROBARDS-Director
DONALD C. BURKE-Vice President and Treasurer
STEPHEN M. BENHAM-Secretary

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

TRANSFER AGENT
Financial Data Services, Inc.
P.O. Box 44062
Jacksonville, Florida 32232-4062
(800) 637-3863

This report is authorized for distribution only to current shareholders of the Fund. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Large Cap Growth V.I. Fund of
Mercury V.I. Funds, Inc.
Box 9011
Princeton, N.J.
08543-9011

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